                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

          Delaware                   1-14120                  52-1611421
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 27, 2006 (the “Closing  Date”),  Blonder  Tongue  Laboratories,
Inc.  (“Registrant”)  entered into (i) a side letter  agreement  (“Side Letter”)
with  Octalica,  Inc.  (“Octalica”),  and (ii) a  Second  Amended  and  Restated
Distribution  Agreement (“Amended  Distribution  Agreement”) with T.M.T. - Third
Millennium  Technologies  Ltd.  (“TMT”),  the  manufacturer  and supplier of the
Registrant’s MegaPort(TM)line of high-speed data communications  products, each as described  in greater  detail  below.  These  agreements  were  entered  into in connection with TMT being acquired from Octalica on the Closing Date by Shenzhen
Junao  Technology  Company  Ltd.  (“Shenzhen”),  pursuant  to a  Share  Purchase
Agreement  among Shenzhen,  TMT and Octalica (the “Share  Purchase  Agreement”).
Shenzhen is an affiliate of Master Gain International  Industrial,  Limited, the
Registrant’s  joint  venture  partner  in the  Registrant’s  ongoing  efforts to develop  manufacturing  operations in the Peoples  Republic of China (the “Joint
Venture”).  In  addition,  on the  Closing  Date TMT also  granted  an option to acquire  substantially  all  of  its  assets  to  a  newly  formed  wholly-owned subsidiary of the Registrant, as this option is further described below.

     On the Closing Date,  among other things,  (i) the Registrant  entered into the Side Letter with Octalica whereby (a) the Registrant  agreed to guaranty the payment by Shenzhen to Octalica of the  purchase  price  described  in the Share
Purchase Agreement, and (b) Octalica and the Registrant exchanged mutual general releases;  (ii) the  Registrant  and TMT entered  into the Amended  Distribution
Agreement,  whereby among other things,  (a) the territory for the  Registrant’s existing exclusive  distributorship  was expanded from merely the United States, to include the entire  world  (other than China and the Pacific Rim  countries),
(b)  certain  volume  purchase   requirements  formerly  serving  as  conditions
precedent  to  the  continued  exclusivity  in  favor  of  the  Registrant  were eliminated,  (c) product  pricing was reduced to more  favorable  levels for the
Registrant, and (d) the term of the agreement was extended for 10 years from the
Closing Date; and (iii) TMT granted to a newly formed wholly-owned subsidiary of the  Registrant  (“Megaport”),  an assignable  option (the  “Option”) to acquire substantially  all of TMT’s assets and assume certain of its  liabilities for an aggregate purchase price of the same amount and payable on the same terms as the payment obligation of Shenzhen to Octalica under the Share Purchase Agreement.

     The  purchase  price for the TMT Stock under the Share  Purchase  Agreement
(and therefore the amount and payment terms  guaranteed by the Registrant  under the Side  Letter and also the  purchase  price  under the  Option) is the sum of
$383,150 plus an earn-out. The earn-out will not exceed 4.5% of the net revenues derived  from  the  sale of  certain  products  during  a  period  of 36  months commencing  after the sale of  certain  specified  quantities  of TMT  inventory following  the Closing Date.  The cash portion of the purchase  price is payable
(i) $22,100 on the 120th day  following  the Closing  Date,  (ii) $22,100 on the last day of the  twenty-fourth  month  following  the  Closing  Date,  and (iii)
$338,950  commencing upon the later of (A) the second anniversary of the Closing
Date and (B) for each of the products specified in the Share Purchase Agreement, the date after which  certain  volume sales  targets for such products have been met, and then only as and to the extent that  revenues are derived from sales of such products.  The Registrant anticipates that it will either cause Megaport to exercise  the Option or will  assign  the Option to the Joint  Venture or one or more of the Joint  Venture’s  affiliates  for exercise,  prior to the expiration thereof.  The Option has a term of one year,  extendable  by the optionee for an additional 90 days thereafter.

ITEM 2.03.  CREATION OF DIRECT FINANCIAL OBLIGATION.

     As  described  above  in Item  1.01,  the  Registrant  has  guaranteed  the obligations of Shenzhen under the Share Purchase  Agreement.  These  obligations became effective on February 27, 2006, and the terms and conditions as described in detail in Item 1.01 above are incorporated  into this Item 2.03 by reference.
The exact  amount of the  obligations  cannot  be  determined  at this time as a portion of the purchase price under the Share  Purchase  Agreement is contingent upon or otherwise  earned as a percentage of revenues  derived from, the sale of products after closing, which cannot be quantified at this time.

ITEM 7.01.  REGULATION FD DISCLOSURE.

     The disclosure  contained in Item 1.01 above is incorporated into this Item
7.01 by reference.

FORWARD LOOKING STATEMENTS

     This report contains  forward-looking  statements within the meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. There are a number of  factors  that may cause  actual  results  to differ  from these forward-looking  statements,  including  the  success  of  marketing  and  sales strategies and new product development,  the price of raw materials, and general economic  and  business  conditions.  Other  risks  and  uncertainties  that may materially affect the Registrant are provided in the Registrant's annual reports to shareholders and the Registrant's  periodic reports filed with the Securities and Exchange  Commission from time to time,  including reports on Forms 10-K and
10-Q.  Please refer to these documents for a more thorough  description of these and other risk factors.

SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   BLONDER TONGUE LABORATORIES, INC.

                                   By:/s/ Eric Skolnik
                                            Eric Skolnik
                                            Senior Vice President and CFO

Date: March 2, 2006